ACQUISITION AGREEMENT


     DATED THIS 19TH DAY OF NOVEMBER, 2001 ("EFFECTIVE DATE")

 BY  AND  BETWEEN

MICHAEL JACKSON, JOHN BUDDO AND CECIL MORRIS whose principal place of business is located at 1574 Angus Drive, Vancouver. Canada ("Vendors")

And

CONSOLE MARKETING INC. ("Console") whose principal place of business is #1001-1166 Alberni Street, Vancouver. V6E 3Z3

WHEREAS

     - Vendors have developed a proprietary software product known as the 'Targetbar Console' ('Console') which enables companies to make their internet web sites sticky and thereby retain customers by extending and maintaining a clients connection and frequency to the companies website, even while the client is involved in other activities.

     -    Vendors  wish  to  sell  their technology to Console which will enable
          Console to sell the console software program to third party web masters, who will have the ability to serve up to end users a Corporate Identity, Corporate information, stock quotes, search engine capabilities, news of the day, home page content such as weather, horoscopes, lotteries etc. and also to incorporate banner advertising.

1  DEFINITIONS

     "END USER" means a third party who downloads the Licensed Product from a sub-licensee ( as branded) for use without modification.

     "SOFTWARE"  means

          (i)  the  source  code  for the software product described in Schedule
               'A'  hereto  which  Vendors  will  deliver to Console on closing.


     "SUB-LICENSEE" means a web master who acquires a License from Console to use the Targetbar Console software program for the benefit of their end users.


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2.  SALE  OF  SOFTWARE  PROGRAM.

     A Subject to all the terms of this Agreement, Vendors hereby sels to Console the exclusive right, title and interest in and to the TargetBar Console source code software program (more fully described in Schedule "A") .

     B    Vendors  warrant  that  the  software  will  enable  Console  to

          (i) sell sub-licenses to third party web masters to provide their customers with access to a branded Console.
          (ii) reproduce and distribute the Software, in object code executable form, solely as part of and for use with Console's Software; and
         (iii) sublicense to an End User the right to use the Software with and as part of the Console Product
          (iv) Design  and  produce  a  branded  'skin'  for  a  sub-licensee

     C    The  source  code  will  be  delivered  to  Console  on  closing

     D The purchase consideration has been agreed between the parties as follows
          i) On closing, Console shall issue and deliver to Vendors 4,300,000 common stock of Console Marketing Inc. which Vendors may allocate amongst themselves at their discretion

3    OWNERSHIP  OF  SOFTWARE.
     The Software and the intellectual property rights embodied therein are and shall on closing be owned by Console


4 INDEMNIFICATION. Console shall hold Vendors harmless from liability to any third parties for any claim resulting from or arises out of the use or distribution of the software Product


5 FOREIGN LAW REPRESENTATION. As a condition of Console's acquiring the rights hereunder, Console warrants and agrees that neither this Agreement (or any term hereof) nor the performance of or exercise of rights under this Agreement, is restricted by, contrary to, in conflict with, ineffective under, requires registration or approval or tax withholding under, or affects under, any law or regulation of any organization, country, group of countries or political or governmental entity.


6    MISCELLANEOUS

     6.1 Vendors acknowledge that Console intends to raise capital thru a public vehicle to develop a market for the product and has no objection to Console assigning this agreement to any qualified third party entity who will assume the obligations of this agreement from Console.


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     6.2       Console agrees that it is an independent contractor and that this
     Agreement and relations between Vendors and Console hereby established do not constitute a joint venture, agency or contract of employment between them, or any other similar relationship. Neither party has the right or authority to assume or create any obligation or responsibility on behalf of the other.

     6.3 Any notice, report, approval or consent required or permitted hereunder shall be in writing and shall be deemed duly given on the date when delivered personally or by facsimile with a confirmation by express courier, or five (5) days after the date of mailing if sent by registered mail, postage pre-paid, return receipt requested.

     6.4 No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any partial exercise of any right or power hereunder preclude further exercise. Any waivers or amendments shall be effective only if made in writing.

     6.5 If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

     6.6 This Agreement shall be governed by the laws of the United States or Canada at the option of Vendors . The parties hereby agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

     6.7 The prevailing party in any action to enforce this Agreement will be entitled to recover its attorney's fees and costs in connection with such action.

     6.8 This Agreement is the complete and exclusive statement of the mutual understanding of the parties and supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Agreement. IN WITNESS WHEREOF, the parties hereto have set their hands and seals by an officer duly authorized as of the date first above written.




/s/ Michael Jackson          /s/ Cecil Morris          /s/ John Buddo
-------------------------   -----------------------   --------------------------
M. JACKSON                  C. MORRIS                 J. BUDDO




/s/ Michael Jackson
--------------------------------
FOR: CONSOLE MARKETING INC.


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                                  SCHEDULE  'A'


The program incorporates a Console which is a "thin client" toolbar, message and personal content delivery mechanism that resides on the windows desktop and becomes the corporation's connection to their customer. Its purpose on the desktop is twofold; it provides the user with easy access to common Internet tasks and as a vehicle for driving dynamic content to the desktop. The Console can be docked or undocked and minimized to an icon in the window's task tray. It can be optionally opened on startup.

This downloadable console will be customized in appearance for each new client with a new 'skin' containing the corporate look and feel of colors, logo and content relevant to their user group. When branding the interface for a specific group, Console Marketing Incwill be able to offer the console as a method for the Corporation to extend their web site and brand presence to the desktop.

The Exchange Console can be tailored with content and items of specific interest to the user which can be used in the following manner

DESKTOP TASKS
Consolidated search engine
A built-in text pane allows the user to easily perform a web search using some of the most popular search engines. Incorporate engines Include Lycos, Yahoo, Go, and msn.com.

EMAIL  READER
The user's default e-mail reader can be quickly launched with the click of an icon.

FAVORITES  MENU
The user's Internet favorites can be accessed from an Exchange Console menu. These links are the same as those found in the browser's favorites menu.

DYNAMIC  CONTENT

SCROLLING  TICKER
The Exchange Console Incorporates a scrolling ticker that allows news sources to serve news headlines in real time. Ticker items can be clicked to display a full article in a browser window. Moving the cursor over the ticker will pause the scrolling. The ticker can be turned on or off.

BANNER  ADS
Banner ads can be easily displayed on the Exchange Console and linked to web pages. Ads can also be rotated and updated in real time.

COMPATIBILITY
MSIE v4 or greater


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